SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  report  (Date  of  earliest  event  reported)  April  15,  1999
                                                        -----------------


                              Level 8 Systems, Inc.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

         New York                    0-26392                     11-2920559
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     (State or Other           (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                             Identification No.)

                              8000 Regency Parkway
                          Cary, North Carolina   27511
                          ----------------------------
                    (Address of Principal Executive Offices)

Registrant's  telephone  number,  including  area  code  (919)  380-5000
                                                         ---------------


                                        N/A
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              (Former Name or Former Address, if Changed Since Last Report)


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ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On April 15, 1999, the Registrant completed its cash tender offer (the "Tender Offer") for all of the outstanding shares of common stock ("Seer Common Stock"), par value $.01 per share, of Seer Technologies, Inc., a Delaware corporation ("Seer") at a purchase price of $.35 per share in cash. The Registrant has accepted for payment 3,375,833 shares of Seer Common Stock validly tendered and not properly withdrawn pursuant to the Tender Offer for an aggregate purchase price of $1,181,542. The 3,375,833 shares of Seer Common Stock validly tendered and accepted for payment, together with the 10,987,152 shares of Seer Common Stock already beneficially owned by the Registrant, represent 90.7% of the issued and outstanding Seer Common Stock. In connection with the completion of the Tender Offer, the Registrant anticipates acquiring the remaining minority interest in Seer through the merger of a wholly-owned subsidiary pursuant to the terms and conditions of Section 253 of the Delaware General Corporation Law.

ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of the Business Acquired. Seer's audited financial statements for the fiscal year ended September 30, 1998 are incorporated by reference to Seer's Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on January 12, 1999, File No. 0-26194.

(b) Pro Forma Financial Information. Pursuant to Item 7(b) (2) of Form 8-K, the Registrant undertakes to file an amendment to this Form 8-K containing financial information relating to the Seer transaction within 60 days of filing of this Form 8-K.

(c)  Exhibit.

     2.1 Agreement dated November 23, 1998, among Level 8 Systems, Inc. ("Level 8") and the WCAS parties named therein relating to the acquisition of capital stock of the Registrant by Level 8 (incorporated by reference to Exhibit
2.1  to  the  Registrant's  Form  10-K  for  the  year ended September 30, 1998.

     23.1 Consent of PricewaterhouseCoopers LLP to the incorporation by reference of Seer's audited financial statements.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LEVEL  8  SYSTEMS,  INC.


Date:  April  30,  1999     By:  /s/  Dennis  McKinnie
                               ----------------------------
                               Name:  Dennis  McKinnie
                               Title:    Vice  President  and  General  Counsel




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                                                  Exhibit  23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-12247) of Level 8 Systems, Inc. of our report dated December 31, 1998 relating to the financial statements of Seer Technologies, Inc., which is incorporated by reference in the Current Report on Form 8-K of Level 8 Systems, Inc. dated April 30, 1999.



/s/  PricewaterhouseCoopers  LLP
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Washington,  D.C.
April  30,  1999


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